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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): November 11, 2005

                       PEOPLES EDUCATIONAL HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

              000-50916                                 41-1368898
      (Commission File Number)              (I.R.S. Employer Identification No.)

         299 MARKET STREET
          SADDLE BROOK, NJ                                07663
(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code: (201) 712-0090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR.

(b) On November 11, 2005, the registrant determined to change its fiscal year from the period ending December 31 in each year to the period ending May 31 in each year. The change in fiscal year will be effective for the period ending May 31, 2006. The registrant intends to file a transition report on Form 10-Q covering the transition period from January 1, 2006 to May 31, 2006.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           PEOPLES EDUCATIONAL HOLDINGS, INC.
                                           (Registrant)


                                           By:      /s/ Brian T. Beckwith
                                               ---------------------------------
                                               Name:  Brian T. Beckwith
                                               Title: President and Chief
                                                      Executive Officer
Date: November 21, 2005